SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)
May 28, 2002

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	not applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada	L6T 5P6

(address of principal executive offices)	(Zip code)

     Registrant’s telephone number, including area code (905) 863-0000.

Item 5.	Other Events

Attached hereto as Exhibit 99.1, for purposes of incorporation by reference herein and into the shelf Registration Statement on Form S-3 (File No. 333-88164) filed by the Registrant and Nortel Networks Limited, the Registrant’s principal direct operating subsidiary, with the United States Securities and Exchange Commission on May 13, 2002, are unaudited interim Consolidated Financial Statements of the Registrant, prepared in accordance with Canadian generally accepted accounting principles, for the three month period ended March 31, 2002.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1	Unaudited interim Consolidated Financial Statements of the Registrant, prepared in accordance with Canadian generally accepted accounting principles, for the three month period ended March 31, 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

By:	/s/ DOUGLAS C. BEATTY Douglas C. Beatty Controller

By:	/s/ BLAIR F. MORRISON Blair F. Morrison Assistant Secretary

Dated: May 28, 2002

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